May 24, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Diversified Small Cap Growth Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated July 20, 2012

At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) held on May 23, 2013, the Board, including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, approved a proposal to reorganize the Touchstone Diversified Small Cap Growth Fund (the “DSCG Fund”) into the Touchstone Small Cap Growth Fund (the “SCG Fund”, collectively with the DSCG Fund, the “Funds”), pursuant to an agreement and plan of reorganization (the “Agreement”).  Both Funds are series of the Trust.  In making their decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due, in part, to the Funds’ identical investment goals, similar investment strategies, and the SCG Fund’s lower investment advisory fee and its comparable expenses.

Pursuant to the Agreement, the DSCG Fund will transfer all of its assets and liabilities to the SCG Fund.  Immediately after the reorganization, shareholders of the DSCG Fund will own shares of the SCG Fund that are equal in value to the shares of the DSCG Fund that they held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the DSCG Fund will not incur any sales charges or other transaction charges as a result of the reorganization.  Shareholders of record of the DSCG Fund will be mailed additional information detailing the proposed reorganization in a Prospectus/Information Statement in July 2013.  Expenses associated with the reorganization will be borne by the Advisor.

Effective as of the close of business on August 16, 2013, all classes of the DSCG Fund will be closed to investments by new investors, except that the DSCG Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.  If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after August 16, 2013.  It is currently anticipated that the reorganization will be consummated as of the close of business on or about August 23, 2013.  It is also anticipated that the reorganization will be on a tax-free basis, which means that no gain or loss would be recognized by the DSCG Fund or its shareholders.

For more information about the SCG Fund’s investment goals, strategies, and risks, see its prospectus and Statement of Additional Information.  You can obtain a copy of the prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TDSAX-S3-1207